Second Quarter 2024 Earnings August 6, 2024 1

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of federal securities laws, including, among others, statements about our expectations, plans, strategies or prospects. We generally use the words “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “project,” “assume,” “guide,” “target,” “forecast,” “see,” “seek,” “can,” “should,” “could,” “would,” “intend,” “predict,” “potential,” “strategy,” “is confident that,” “future,” “opportunity,” “work toward,” and similar expressions to identify forward-looking statements. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements. Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual results to differ materially from the forward-looking statements. Forward-looking statements speak only as of the date they are made, and we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of this presentation are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward- looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this presentation. The risks and uncertainties that may cause actual results to differ materially from Masimo’s current expectations are more fully described in Masimo’s reports filed with the U.S. Securities and Exchange Commission (SEC), including our most recent Form 10-K and Form 10-Q. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.masimo.com or upon request. The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with U.S. GAAP. The non- GAAP financial measures presented exclude certain items that are more fully described in the Appendix. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results. Furthermore, management also believes that these items are not indicative of the Company’s on-going core operating performance. These non-GAAP financial measures have certain limitations in that they do not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the Company may be different from the non-GAAP financial measures used by other companies. The Company has presented the following non-GAAP financial measures to assist investors in understanding the Company’s core net operating results on an on-going basis: non-GAAP revenue (constant currency), pro- forma non-GAAP revenue (constant currency), pro-forma non-GAAP revenue growth (constant currency), non-GAAP gross profit/margin %, non-GAAP SG&A expense (prior definition and updated definition), non-GAAP R&D expense, non-GAAP litigation settlements and awards, non-GAAP impairment charge, non-GAAP operating expense % (prior definition and updated definition), non-GAAP operating profit/margin % (prior definition and updated definition), non-GAAP non-operating income (expense), non-GAAP provision for income taxes (prior definition and updated definition), non-GAAP net income (loss) (prior definition and updated definition), non-GAAP net income (loss) per share (prior definition and updated definition). This presentation also includes certain preliminary estimated information of a potential separation of the Company’s consumer business for illustrative and informational purposes and further adjusted for separation items. See “Disclaimer Regarding Potential Separation” on the next slide for additional information. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core operating results with those of other companies. Management believes these non-GAAP financial measures are important in the evaluation of the Company’s performance and uses these measures to better understand and evaluate our business. For additional financial details, including GAAP to non-GAAP reconciliations, please visit the Investor Relations section of the Company’s website at www.masimo.com to access Supplementary Financial Information. 2

Disclaimer Regarding Potential Separation On March 22, 2024, Masimo announced that its Board of Directors has authorized management to evaluate a proposed separation of the company’s consumer business (the “Potential Separation”). Masimo’s Board of Directors and management are in the process of evaluating the proposed structure of the Potential Separation. Slide 9 of this presentation entitled “Preliminary Estimate: Financial Impact of a Potential Separation” (“Slide 9”) includes an estimate of the financial impact of the Potential Separation; however, the estimate is being provided solely for illustrative and informational purposes and does not purport to contain or present all information relating to any Potential Separation. Moreover, the method, structure, timing and terms of any Potential Separation are still under consideration and have not been determined, approved or finalized, and the final method, structure, timing and terms of any Potential Separation, including the separation of assets and liabilities, may differ materially from what is presented and estimated on Slide 9. There can be no assurance that any Potential Separation that may be implemented will be similar in structure to any of the structures illustrated or discussed on Slide 9, that any Potential Separation may be effected at all or the timing of any Potential Separation. Additionally, the estimate on Slide 9 is an illustrative projection that was calculated using the midpoint of Masimo’s 2024 consolidated guidance, which is based on management’s current expectations and beliefs, but is subject to uncertainty and risks, and also relies on a number of assumptions and adjustments as described on Slide 9. Accordingly, all of the information on Slide 9 constitute “forward-looking statements” as described on Slide 2 of this presentation entitled “Safe Harbor Statement”. Investors are strongly cautioned not to place undue reliance on these forward-looking statements, including in respect of the financial or operating outlook for the potential separated businesses (including, without limitation, the realization of any expected efficiencies or cost savings). The forward-looking statements on Slide 9 are subject to risks and uncertainties, all of which are difficult to predict and many of which are beyond our control and could cause the actual results of any Potential Separation to differ materially and adversely from those illustrated on Slide 9 as a result of various risk factors, including, but not limited to: risks related to the ability to effect or complete any Potential Separation on the terms described on Slide 9, or at all, and to meet any of the conditions related thereto; the approval of any Potential Separation by Masimo’s Board of Directors; the ability of the separated businesses to be successful; expectations around the financial impact of any Potential Separation; potential uncertainty during the pendency of any Potential Separation that could affect Masimo’s financial performance; the possibility that any Potential Separation will not be completed within the anticipated time period or at all; the possibility that any Potential Separation will not achieve its intended benefits; the possibility of disruption, including changes to existing business relationships, disputes, litigation or unanticipated costs in connection with any Potential Separation; the impact that any Potential Separation may have on our employees; the uncertainty of the expected financial performance of Masimo prior to and following completion of any Potential Separation; negative effects of the announcement or pendency of any Potential Separation on the market price of Masimo’s securities and/or on the financial performance of Masimo; evolving legal, regulatory and tax regimes; changes in general economic and/or industry specific conditions; actions by third parties, including government agencies; as well as other factors more fully described in Masimo’s reports filed with the U.S. Securities and Exchange Commission (SEC), including our most recent Form 10-K and Form 10-Q. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.masimo.com or upon request. Except as required by applicable law, Masimo assumes no obligation to, and expressly disclaims any duty or obligation to, provide any additional or updated information or to update any forward-looking statements, whether as a result of new information, future events or results, or otherwise. Nothing in this presentation will, under any circumstances (including by reason of this presentation remaining available and not being superseded or replaced by any other presentation or publication with respect to Masimo or the Potential Separation), create an implication that there has been no change in the affairs of Masimo or any Potential Separation since the date of this presentation. 3

Notes: 1. See Appendix for reconciliation of GAAP and non-GAAP measures, including constant currency and pro forma measures. 2. The information presented is based on calculations holding exchange rates constant with the prior year period for comparison purposes. 3. Represents total contract revenue over the multi-year term of the contracts. Includes contracts with new customers and incremental new contracted business with existing customers. Management uses this information to analyze business trends. 4. Represents Masimo’s unrecognized contract revenue (as defined in Masimo’s Annual Report and Form 10-K, filed on February 28, 2024). 5. Represents shipments of non-invasive technology boards and instruments, excluding handheld and fingertip pulse oximeters. 6. Represents the midpoint of the guidance range provided on May 7, 2024. Executive Summary | Second Quarter 2024(1) Masimo’s Healthcare Business Remains on Track for Growth • Healthcare revenue was $344 million, representing 22% reported growth and 23% constant currency growth(2). • Masimo’s successful and aggressive focus on expanding its footprint with existing customers and winning new customers has built a solid foundation for resuming growth now that hospital census has returned to normal levels. o Incremental value of new healthcare contracts(3) was $134 million, representing a 28% increase from Q2 2023. o Unrecognized contract revenue(4) was $1.6 billion, representing a 16% increase from Q2 2023. o Driver shipments(5) were 58,600; exceeding management’s estimate of 55,000. Consolidated Revenue and Earnings • Consolidated revenue was $496 million, including Healthcare revenues of $344 million and Non-Healthcare revenues of $152 million. • Non-GAAP EPS was $0.86, representing 13% growth; favorable to guidance midpoint(6) by $0.10 (or 13%). o Non-GAAP gross margin was 54.2%, representing 420 basis points of year-over-year improvement. o Non-GAAP operating profit was $73 million, representing 7% growth. o Non-GAAP operating margin was 15%, which improved sequentially from the first quarter but declined modestly versus last year due to the return of performance-based compensation to normalized levels in 2024. Other Highlights • Operating cash flow was $75 million due to strong earnings and initiatives to improve working capital. • Total debt was $782 million as of Q2 2024, resulting from $93 million of debt paydown during the quarter. • Net debt was $649 million as of Q2 2024. 4

Second Quarter 2024 Actual vs. Guidance and Prior Year[1]

MASIMO

($ in millions)	Q2 2024 Actual	Q2 2024 Guidance Midpoint[2]	vs. Guidance Midpoint	Q2 2023 Actual	vs. Prior Year As Reported	vs. Prior Year Constant Currency
Healthcare	$344	$335	3%	$281	22%	23%
Non-Healthcare	$152	$160	(5%)	$174	(13%)	(11%)
Revenue	**$496**	**$495**	**0%**	**$455**	**9%**	**10%**
GAAP Gross Profit	$255	$250	2%	$221	15%	
GAAP Gross Margin	51%	51%	70 bps	49%	270 bps	
Non-GAAP Gross Profit	$269	$261	3%	$228	18%	
Non-GAAP Gross Margin	54%	53%	140 bps	50%	420 bps	
GAAP Operating Profit	$28	$36	(21%)	$29	(3%)	
GAAP Operating Margin	6%	7%	(150) bps	6%	(70) bps	
Non-GAAP Operating Profit	$73	$69	5%	$68	7%	
Non-GAAP Operating Margin	15%	14%	70 bps	15%	(30) bps	
GAAP Earnings Per Share	$0.29	$0.30	(3%)	$0.29	0%	
Non-GAAP Earnings Per Share	$0.86	$0.76	13%	$0.76	13%	

Q2 2024 non-GAAP operating margin decreased 30 basis points versus Q2 2023 due to the return of performance-based compensation to normalized levels in 2024, partially offset by 420 basis points of non-GAAP gross margin improvement.

Notes:
1. See Appendix for reconciliation of GAAP and non-GAAP measures, including constant currency and pro forma measures.
2. Represents the midpoint of the guidance range provided on May 7, 2024.

All growth comparisons in this presentation relate to the corresponding period of prior fiscal year unless otherwise noted. Numbers may not foot due to rounding.

5

33.6% 35.4% 2023 2024 Second Quarter 2024 Performance(1) 60.1% 62.5% 2023 2024 Second Quarter Healthcare Gross Margin % of Healthcare Revenue Notes: 1. See Appendix for reconciliation of GAAP and non-GAAP measures, including constant currency and pro forma measures. 2. The information presented is based on calculations holding exchange rates constant with the prior year period for comparison purposes. Second Quarter Non-Healthcare Gross Margin % of Non-Healthcare Revenue Second Quarter Non-GAAP Earnings Per Share $ per share $281 $344 2023 2024 Second Quarter Healthcare Revenue $MM $174 $152 2023 2024 Second Quarter Non-Healthcare Revenue $MM Second Quarter Consolidated Revenue $MM $455 $496 2023 2024 $0.76 $0.86 2023 2024

Third Quarter 2024 Guidance vs. Prior Year[1]

MASIMO

($ in millions)	Q3 2024 Guidance[2] Low		Q3 2024 Guidance[2] High	Q3 2023	vs. Prior Year As Reported Low		vs. Prior Year As Reported High	vs. Prior Year Constant Currency Low		vs. Prior Year Constant Currency High
Healthcare	$335	-	$345	$308	9%	-	12%	9%	-	12%
Non-Healthcare	$160	-	$170	$171	(6%)	-	(1%)	(6%)	-	(0%)
Revenue	**$495**	**-**	**$515**	**$479**	**3%**	**-**	**8%**	**4%**	**-**	**8%**
GAAP Gross Profit	$256	-	$266	$235	9%	-	13%			
GAAP Gross Margin	52%	-	52%	49%	280 bps	-	260 bps			
Non-GAAP Gross Profit	$265	-	$275	$241	10%	-	14%			
Non-GAAP Gross Margin	54%	-	53%	50%	310 bps	-	300 bps			
GAAP Operating Profit	$27	-	$31	$25	7%	-	22%			
GAAP Operating Margin	5%	-	6%	5%	20 bps	-	70 bps			
Non-GAAP Operating Profit	$70	-	$74	$66	7%	-	12%			
Non-GAAP Operating Margin	14%	-	14%	14%	50 bps	-	60 bps			
GAAP Earnings Per Share	$0.22	-	$0.27	$0.20	10%	-	35%			
Non-GAAP Earnings Per Share	$0.81	-	$0.86	$0.75	8%	-	15%			

Q3 2024 non-GAAP operating margin is projected to increase 50 to 60 basis points versus Q3 2023 due to 300 to 310 basis points of non-GAAP gross margin improvement, partially offset by the return of performance-based compensation to normalized levels in 2024.

Notes:
1. See Appendix for reconciliation of GAAP and non-GAAP measures, including constant currency and pro forma measures.
2. Represents guidance provided August 6, 2024.
All growth comparisons in this presentation relate to the corresponding period of prior fiscal year unless otherwise noted. Numbers may not foot due to rounding.

7

Updated Full Year 2024 Guidance vs. Prior Guidance and Prior Year[(1)]

MASIMO

($ in millions)	FY 2024 Updated Guidance[(2)]			FY 2024 Prior Guidance[(3)]			vs. Prior Guidance			FY 2023	vs. Prior Year As Reported		
	Low		High	Low		High	Low		High		Low		High
Healthcare	$1,385	-	$1,405	$1,355	-	$1,385	2%	-	1%	$1,275	9%	-	10%
Non-Healthcare	$700	-	$730	$700	-	$780	0%	-	(6%)	$773	(9%)	-	(6%)
Revenue	**$2,085**	-	**$2,135**	**$2,055**	-	**$2,165**	**1%**	-	**(1%)**	**$2,048**	**2%**	-	**4%**
GAAP Gross Profit	$1,057	-	$1,080	$1,031	-	$1,089	3%	-	(1%)	$1,004	5%	-	8%
GAAP Gross Margin	51%	-	51%	50%	-	50%	50 bps	-	30 bps	49%	170 bps	-	160 bps
Non-GAAP Gross Profit	$1,102	-	$1,125	$1,067	-	$1,125	3%	-	0%	$1,035	6%	-	9%
Non-GAAP Gross Margin	53%	-	53%	52%	-	52%	100 bps	-	70 bps	51%	240 bps	-	220 bps
GAAP Operating Profit	$159	-	$173	$189	-	$204	(16%)	-	(15%)	$136	17%	-	27%
GAAP Operating Margin	8%	-	8%	9%	-	9%	(160) bps	-	(130) bps	7%	90 bps	-	140 bps
Non-GAAP Operating Profit	$317	-	$330	$309	-	$324	2%	-	2%	$313	1%	-	6%
Non-GAAP Operating Margin	15%	-	15%	15%	-	15%	20 bps	-	50 bps	15%	(10) bps	-	20 bps
GAAP Earnings Per Share	$1.74	-	$1.89	$1.91	-	$2.08	(9%)	-	(9%)	$1.51	15%	-	25%
Non-GAAP Earnings Per Share	$3.80	-	$4.00	$3.54	-	$3.70	7%	-	8%	$3.79	0%	-	6%

FY 2024 non-GAAP operating margin is projected to be relatively flat versus FY 2023 due to 220 to 240 basis points of non-GAAP gross margin improvement, partially offset by the return of performance-based compensation to normalized levels in 2024.

Notes:
1. See Appendix for reconciliation of GAAP and non-GAAP measures, including constant currency and pro forma measures.
2. Represents guidance provided August 6, 2024.
3. Represents guidance provided on May 7, 2024.
All growth comparisons in this presentation relate to the corresponding period of prior fiscal year unless otherwise noted. Numbers may not foot due to rounding.

8

Preliminary Estimate: Financial Impact of a Potential Separation[(1),(2)]

($ in millions; except EPS)	2024 Consolidated Guidance Midpoint[(3)]	Consumer Audio Separation Adjustments	RemainCo (with Consumer Health)[(4)]	Consumer Health and Other Separation Adjustments	RemainCo (without Consumer Health)[(5)]
Revenue	$2,110	($715)	$1,395	$0	$1,395
GAAP Gross Profit	$1,069	($217)	$852	$0	$852
GAAP Gross Margin	50.6%	1,040 bps	61.0%	0 bps	61.0%
Non-GAAP Gross Profit	$1,114	($242)	$872	$0	$872
Non-GAAP Gross Margin	52.8%	970 bps	62.5%	0 bps	62.5%
GAAP Operating Profit	$166	$25	$191	$37	$228
GAAP Operating Margin	7.9%	580 bps	13.7%	270 bps	16.4%
Non-GAAP Operating Profit	$323	($25)	$298	$37	$335
Non-GAAP Operating Margin	15.3%	610 bps	21.4%	260 bps	24.0%
GAAP Earnings Per Share	$1.82	$0.34	$2.16	$0.51	$2.67
Non-GAAP Earnings Per Share	$3.90	($0.34)	$3.56	$0.51	$4.07

On March 22, 2024, Masimo announced that its Board of Directors has authorized management to evaluate a proposed separation of its consumer business. Masimo expects that any potential separation would result in a full deconsolidation of the financial statements for the separated business. Masimo is currently evaluating all options including **(1)** the sale of a majority stake in the consumer audio and consumer health businesses ("Joint Venture"), **(2)** a sale of the consumer audio business ("Sound United") or **(3)** a spin-off of the consumer audio and consumer health businesses to shareholders.

As illustrated above, if a separation is completed, Masimo expects that the separation will improve the profitability of the healthcare business ("RemainCo").

- The financial information above assumes a separation of the consumer business without cash proceeds (e.g., spin-off).
- If a separation transaction (e.g., sale of the consumer audio and consumer health businesses or sale of Sound United only) results in cash proceeds to Masimo, there would be an opportunity to pay down debt (currently ~$782 million) and reduce interest expense (currently ~$40 million, which represents ~$0.55 per share).
- "Consumer Health and Other Separation Adjustments" above includes adjustments for consumer health product revenues, cost of goods sold, research and development expenses, selling and marketing expenses and certain corporate expenses.

Notes:
1. This preliminary estimate is being provided solely for illustrative and informational purposes. Masimo is currently evaluating the structure of any potential separation of its consumer business, and the method, structure, timing and terms of any such potential separation are still under consideration and have not been determined, approved or finalized. See Slide 3 entitled "Disclaimer Regarding Potential Separation" for additional factors to consider in evaluating and reviewing the information presented on this slide.
2. See Appendix for reconciliation of GAAP and non-GAAP measures, including constant currency and pro forma measures. May not foot due to rounding.
3. Represents the midpoint of guidance provided August 6, 2024.
4. Represents the financial profile of RemainCo for FY 2024 excluding the Consumer Audio business.
5. Represents the financial profile of RemainCo for FY 2024 excluding the Consumer Businesses (Consumer Audio and Consumer Health).

9

Healthcare 10

Healthcare | Second Quarter 2024[1]

MASIMO

Incremental Value of New Contracts[2]

$MM, shown as reported


28% Growth
$104
$134
2023
2024
Second Quarter

Unrecognized Contract Revenue[3]

$MM, shown as reported


16% Growth
$1,379
$1,601
2023
2024
Second Quarter

Driver Installed Base[4]

of Units (MM)


2.52
2.58
2023
2024
Second Quarter

Total Healthcare Revenue

$MM, shown as reported


23% Growth(5)
$281
$344
2023
2024
Second Quarter

Consumable & Service Revenue

$MM, shown as reported


29% Growth(5)
$243
$311
2023
2024
Second Quarter

Consumable & Service Revenue Per Driver

Annualized Revenue $ per Driver[6]


25% Growth
$385
$481
2023
2024
Second Quarter

Notes:

1. See Appendix for reconciliation of GAAP and non-GAAP measures, including constant currency and pro forma measures.
2. Represents total contract revenue over the multi-year term of the contracts. Includes contracts with new customers and incremental new contracted business with existing customers. Management uses this information to analyze business trends.
3. Represents Masimo's unrecognized contract revenue (as defined in Masimo's Annual Report and Form 10-K, filed on February 28, 2024).
4. Represents estimated installed base of non-invasive technology boards and instruments, excluding handheld and fingertip pulse oximeters, shipped over a rolling 10-year period.
5. The percentage presented is based on calculations holding exchange rates constant with the prior year period for comparison purposes.
6. Reflects annualized figures based on consumable & service revenue for each respective performance period.

11

Healthcare | Year-to-Date Through the Second Quarter 2024[1]

MASIMO

Incremental Value of New Contracts[2]

$MM, shown as reported


26% Growth
$186
$234
2023
2024
Year-to-Date Through the Second Quarter

Unrecognized Contract Revenue[3]

$MM, shown as reported


16% Growth
$1,379
$1,601
2023
2024
Year-to-Date Through the Second Quarter

Driver Installed Base[4]

of Units (MM)


2.52
2.58
2023
2024
Year-to-Date Through the Second Quarter

Total Healthcare Revenue

$MM, shown as reported


9% Growth(5)
$628
$684
2023
2024
Year-to-Date Through the Second Quarter

Consumable & Service Revenue

$MM, shown as reported


14% Growth(5)
$540
$611
2023
2024
Year-to-Date Through the Second Quarter

Consumable & Service Revenue Per Driver

Annualized Revenue $ per Driver[6]


11% Growth
$428
$473
2023
2024
Year-to-Date Through the Second Quarter

Notes:
1. See Appendix for reconciliation of GAAP and non-GAAP measures, including constant currency and pro forma measures.
2. Represents total contract revenue over the multi-year term of the contracts. Includes contracts with new customers and incremental new contracted business with existing customers. Management uses this information to analyze business trends.
3. Represents Masimo's unrecognized contract revenue (as defined in Masimo's Annual Report and Form 10-K, filed on February 28, 2024).
4. Represents estimated installed base of non-invasive technology boards and instruments, excluding handheld and fingertip pulse oximeters, shipped over a rolling 10-year period.
5. The percentage presented is based on calculations holding exchange rates constant with the prior year period for comparison purposes.
6. Reflects annualized figures based on consumable & service revenue for each respective performance period.

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Healthcare | Year-to-Date Through the Second Quarter of Each Year

Key Performance Indicators (KPI)

Incremental Value of New Contracts[1]

$MM



$42
$59
$58
$76
$129
$126
$186
$234
2017
2018
2019
2020
2021
2022
2023
2024
Year-to-Date Through the Second Quarter of Each Year

Driver Installed Base[2]

of Units (MM)



1.55
1.65
1.78
2.01
2.22
2.39
2.52
2.58
2017
2018
2019
2020
2021
2022
2023
2024
As of the End of the Second Quarter of Each Year

Consumable & Service Revenue

$M, shown at constant currency[3]



7-Year CAGR: 11%
$303
$333
$384
$425
$480
$563
$538
$612
2017
2018
2019
2020
2021
2022
2023
2024
Year-to-Date Through the Second Quarter of Each Year

Consumable & Service Revenue Per Driver

Annualized Revenue $ per Driver[4]



$392
$404
$431
$423
$432
$472
$426
$473
2017
2018
2019
2020
2021
2022
2023
2024
Year-to-Date Through the Second Quarter of Each Year

Notes:
1. Represents total contract revenue over the multi-year term of the contracts. Includes contracts with new customers and incremental new contracted business with existing customers. Management uses this information to analyze business trends
2. Represents estimated installed base of non-invasive technology boards and instruments, excluding handheld and fingertip pulse oximeters, shipped over a rolling 10-year period.
3. The information presented is based on constant currency exchange rates used by management for 2024 financial planning and analysis purposes. Management uses this information to analyze business trends.
4. Reflects annualized figures for 2024 based on year-to-date consumable & service revenue.

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SET Pulse Oximetry | Consumable Revenue Shown at constant currency(1) Rainbow & Hemodynamics | Consumable Revenue Shown at constant currency(1) Capnography & Gas Monitoring | Consumable Revenue Shown at constant currency(1) Brain Monitoring | Consumable Revenue Shown at constant currency(1) Consumable Revenue by Technology Platform 2017 2018 2019 2020 2021 2022 2023 2024 2017 2018 2019 2020 2021 2022 2023 2024 2017 2018 2019 2020 2021 2022 2023 2024 2017 2018 2019 2020 2021 2022 2023 2024 Healthcare | Year-to-Date Through the Second Quarter of Each Year Year-to-Date Through the Second Quarter of Each YearYear-to-Date Through the Second Quarter of Each Year Year-to-Date Through the Second Quarter of Each Year Year-to-Date Through the Second Quarter of Each Year 14 Notes: 1. The information presented is based on constant currency exchange rates used by management for 2024 financial planning and analysis purposes. Management uses this information to analyze business trends.

Non-Healthcare 15

Year-to-Date Through the Second Quarter Core Audio Revenue $MM, shown as reported Year-to-Date Through the Second Quarter Hearables Revenue $MM, shown as reported Year-to-Date Through the Second Quarter Total Non-Healthcare Revenue $$MM, shown as reported $393 $306 2023 2024 $360 $274 2023 2024 $33 $32 2023 2024 Second Quarter Core Audio Revenue $MM, shown as reported Second Quarter Hearables Revenue $MM, shown as reported Second Quarter Total Non-Healthcare Revenue $MM, shown as reported $174 $152 2023 2024 $158 $134 2023 2024 $16 $18 2023 2024 Non-Healthcare | Second Quarter 2024(1) Non-Healthcare | Year-to-Date Through the Second Quarter 2024(1) 16 Notes: 1. See Appendix for reconciliation of GAAP and non-GAAP measures, including constant currency and pro forma measures. 2. The percentage presented is based on calculations holding exchange rates constant with the prior year period for comparison purposes.

Appendix GAAP to Non-GAAP Reconciliations 17

Consolidated Income Statement

MASIMO

(Unaudited; in millions, except per share data) [1],[3]	Quarter to Date						Year to Date		Q3 2024 Guidance [2]		Full Year		FY 2024 Guidance [2]	
	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	YTD 2023	YTD 2024	Low	High	FY 2022	FY 2023	Low	High
GAAP revenue	$565.0	$455.3	$478.9	$548.9	$492.8	$496.3	$1,020.3	$989.1	$495	$515	$2,035.8	$2,048.1	$2,085	$2,135
GAAP gross profit	$284.8	$221.2	$234.8	$262.7	$241.7	$254.8	$506.0	$496.5	$256	$266	$1,058.8	$1,003.5	$1,057	$1,080
Acquired tangible asset amortization	-	-	-	-	-	-	-	-	-	-	52.6	-	-	-
Acquired intangible asset amortization	5.2	5.4	6.2	4.9	4.9	4.8	10.6	9.7	5	5	11.2	21.7	20	20
Acquisitions, integrations, divestitures, and related costs	-	-	-	-	0.0	0.1	-	0.1	-	-	0.1	-	0	0
Business transition and related costs	-	-	-	6.0	6.2	9.2	-	15.3	4	4	-	6.0	23	23
Other adjustments	2.5	0.9	0.5	(0.0)	3.1	0.0	3.5	3.1	-	-	-	3.9	3	3
Non-GAAP gross profit	$292.6	$227.6	$241.4	$273.6	$255.9	$268.9	$520.1	$524.8	$265	$275	$1,122.7	$1,035.1	$1,102	$1,125
GAAP selling, general and administrative expenses	$196.3	$151.7	$156.1	$159.8	$159.9	$177.5	$348.0	$337.4			$657.4	$664.0		
Acquired tangible asset amortization	(2.2)	(1.0)	(0.9)	(0.9)	(0.8)	(0.8)	(3.2)	(1.7)			(6.8)	(5.0)		
Acquired intangible asset amortization	(4.7)	(4.2)	(3.3)	(4.3)	(4.3)	(4.3)	(8.9)	(8.7)			(14.3)	(16.5)		
Acquisitions, integrations, divestitures, and related costs	(3.5)	(3.9)	(3.6)	(2.1)	(6.0)	(6.0)	(7.3)	(12.0)			(37.5)	(13.1)		
Business transition and related costs	-	-	(2.4)	(2.3)	(1.3)	(1.2)	-	(2.5)			-	(4.6)		
Litigation related expenses and settlements	(19.1)	(13.4)	(6.0)	7.9	2.3	(9.3)	(32.5)	(7.0)			(28.7)	(30.6)		
Non-GAAP selling, general and administrative expenses (prior definition)	$166.8	$128.9	$139.8	$158.4	$149.5	$156.1	$295.7	$305.6			$569.8	$594.0		
Litigation related expenses and settlements	(11.6)	(9.8)	(8.9)	(13.1)	(8.1)	(7.9)	(21.4)	(16.0)			(20.3)	(43.4)		
Non-GAAP selling, general and administrative expenses (updated definition)	$155.2	$119.1	$130.9	$145.3	$141.5	$148.2	$274.3	$289.6			$549.5	$550.6		
GAAP research and development expenses	$50.5	$40.2	$46.5	$38.0	$47.8	$49.0	$90.7	$96.8			$191.4	$175.2		
Acquisitions, integrations, divestitures, and related costs	(0.2)	(0.2)	-	-	-	-	(0.4)	-			(0.7)	(0.4)		
Business transition and related costs	-	-	(1.8)	(1.4)	(1.4)	(1.1)	-	(2.4)			-	(3.2)		
Non-GAAP research and development expenses	$50.2	$40.1	$44.7	$36.5	$46.5	$47.8	$90.3	$94.3			$190.7	$171.6		
GAAP litigation settlements and awards	$0.0	$0.0	$0.0	$17.8	$0.0	$0.0	$0.0	$0.0			$0.0	$17.8		
Litigation related expenses and settlements	-	-	-	(17.8)	-	-	-	-			(0.0)	(17.8)		
Non-GAAP litigation settlements and awards	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0			$0.0	$0.0		
GAAP impairment charge	$0.0	$0.0	$7.0	$3.0	$0.0	$0.0	$0.0	$0.0			$0.0	$10.0		
Acquisition, integration and related costs	-	-	(7.0)	(3.0)	-	-	-	-			-	(10.0)		
Non-GAAP impairment charge	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0			$0.0	$0.0		
GAAP operating expenses	$246.8	$191.9	$209.6	$218.6	$207.7	$226.5	$438.7	$434.2			$848.8	$867.0		
Acquired tangible asset amortization	(2.2)	(1.0)	(0.9)	(0.9)	(0.8)	(0.8)	(3.2)	(1.7)			(6.8)	(5.0)		
Acquired intangible asset amortization	(4.7)	(4.2)	(3.3)	(4.3)	(4.3)	(4.3)	(8.9)	(8.7)			(14.3)	(16.5)		
Acquisitions, integrations, divestitures, and related costs	(3.7)	(4.0)	(10.6)	(5.1)	(6.0)	(6.0)	(7.7)	(12.0)			(38.3)	(23.5)		
Business transition and related costs	-	-	(4.2)	(3.7)	(2.7)	(2.3)	-	(4.9)			-	(7.9)		
Litigation related expenses and settlements	(19.1)	(13.4)	(6.0)	(9.9)	2.3	(9.3)	(32.5)	(7.0)			(28.7)	(48.4)		
Non-GAAP operating expenses (prior definition)	$217.1	$169.0	$184.6	$194.9	$196.0	$203.8	$386.0	$399.8			$760.5	$765.6		
Litigation related expenses and settlements	(11.6)	(9.8)	(8.9)	(13.1)	(8.1)	(7.9)	(21.4)	(16.0)			(20.3)	(43.4)		
Non-GAAP operating expenses (updated definition)	$205.5	$159.2	$175.6	$181.8	$187.9	$196.0	$364.7	$383.9			$740.2	$722.1		
GAAP operating profit	$38.0	$29.3	$25.2	$44.1	$34.0	$28.3	$67.3	$62.3	$27	$31	$210.0	$136.5	$159	$173
Acquired tangible asset amortization	2.2	1.0	0.9	0.9	0.8	0.8	3.2	1.7	1	1	59.4	5.0	3	3
Acquired intangible asset amortization	9.9	9.6	9.4	9.1	9.3	9.1	19.5	18.4	9	9	25.5	38.1	37	37
Acquisitions, integrations, divestitures, and related costs	3.7	4.0	10.6	5.1	6.0	6.1	7.7	12.1	4	4	38.4	23.5	20	20
Business transition and related costs	-	-	4.2	9.7	8.8	11.4	-	20.2	7	7	-	13.9	33	33
Litigation related expenses and settlements	19.1	13.4	6.0	9.9	(2.3)	9.3	32.5	7.0	14	14	28.7	48.4	29	29
Other adjustments	2.5	0.9	0.5	(0.0)	3.1	0.0	3.5	3.1	-	-	-	3.9	3	3
Non-GAAP operating profit (prior definition)	$75.5	$58.6	$56.9	$78.6	$59.9	$65.1	$134.1	$124.9	$62	$66	$362.2	$269.6	$285	$298
Litigation related expenses and settlements	11.6	9.8	8.9	13.1	8.1	7.9	21.4	16.0	8	8	20.3	43.4	32	32
Non-GAAP operating profit (updated definition)	$87.1	$68.4	$65.9	$91.7	$67.9	$72.9	$155.5	$140.8	$70	$74	$382.5	$313.0	$317	$330

Notes:

(1) Totals may not foot due to rounding. Annual reported amounts may vary from amounts previously reported due to rounding conventions.

(2) Guidance provided August 6, 2024.

(3) Effective fiscal year 2024, we are updating our non-GAAP financial measures to exclude the impact of all expenses related to our litigation with Apple. Masimo had previously only excluded the expenses related to the U.S. International Trade Commission litigation against Apple. Masimo believes all Apple litigation expenses are unique in nature and not indicative of the Company's on-going operating performance and is therefore excluding them from its non-GAAP financial measures.

Consolidated Income Statement

(Unaudited; in millions, except per share data) [1],[3]	Quarter to Date						Year to Date		Q3 2024 Guidance [2]		Full Year		FY 2024 Guidance [2]	
	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	YTD 2023	YTD 2024	Low	High	FY 2022	FY 2023	Low	High
GAAP non-operating income (expense)	($11.8)	($4.5)	($11.2)	($20.9)	($9.1)	($8.4)	($16.3)	($17.5)	($10)	($10)	($16.6)	($48.4)	($38)	($38)
Realized and unrealized gains or losses	0.7	(6.5)	(1.0)	8.0	(2.1)	(1.4)	(5.8)	(3.5)	-	-	(5.5)	1.1	(3)	(3)
Financing related adjustments	0.5	0.5	0.5	0.5	0.5	0.5	0.9	0.9	0	0	1.5	1.9	2	2
Other adjustments	-	-	-	-	0.0	-	-	0.0	-	-	(0.9)	-	0	0
Non-GAAP non-operating income (expense)	($10.7)	($10.5)	($11.6)	($12.4)	($10.7)	($9.4)	($21.2)	($20.1)	($10)	($10)	($21.4)	($45.4)	($40)	($40)
GAAP provision for income taxes	$4.9	$9.1	$3.4	($10.8)	$6.0	$3.9	$14.0	$9.9	$4	$5	$49.9	$6.6	$27	$32
Tax impact of non-GAAP adjustments	10.0	4.8	8.0	12.0	6.1	9.2	14.8	15.3	9	9	35.2	34.8	31	29
Excess tax benefits from stock-based compensation	2.4	0.5	0.2	(0.2)	1.3	2.0	2.9	3.3	0	0	2.4	2.9	4	4
Tax related adjustments	-	-	-	8.2	-	-	-	-	-	-	-	8.2	-	-
Non-GAAP provision for income taxes (prior definition)	$17.4	$14.4	$11.5	$9.3	$13.4	$15.1	$31.7	$28.5	$14	$15	$87.6	$52.6	$62	$65
Tax impact of non-GAAP adjustments	2.7	2.3	2.1	3.1	1.9	1.9	5.1	3.8	2	2	4.8	10.3	8	8
Non-GAAP provision for income taxes (updated definition)	$20.1	$16.7	$13.6	$12.4	$15.3	$16.9	$36.8	$32.2	$16	$17	$92.4	$62.9	$69	$73
GAAP net income	$21.3	$15.7	$10.6	$34.0	$18.9	$16.0	$37.0	$34.9	$12	$15	$143.5	$81.5	$95	$103
Acquired tangible asset amortization	2.2	1.0	0.9	0.9	0.8	0.8	3.2	1.7	1	1	59.4	5.0	3	3
Acquired intangible asset amortization	9.9	9.6	9.4	9.1	9.3	9.1	19.5	18.4	9	9	25.5	38.1	37	37
Acquisitions, integrations, divestitures, and related costs	3.7	4.0	10.6	5.1	6.0	6.1	7.7	12.1	4	4	38.4	23.5	20	20
Business transition and related costs	-	-	4.2	9.7	8.8	11.4	-	20.2	7	7	-	13.9	33	33
Litigation related expenses and settlements	19.1	13.4	6.0	9.9	(2.3)	9.3	32.5	7.0	14	14	28.7	48.4	29	29
Other adjustments	2.5	0.9	0.5	(0.0)	3.1	0.0	3.5	3.1	-	-	(0.9)	3.9	3	3
Realized and unrealized gains or losses	0.7	(6.5)	(1.0)	8.0	(2.1)	(1.4)	(5.8)	(3.5)	-	-	(5.5)	1.2	(3)	(3)
Financing related adjustments	0.5	0.5	0.5	0.5	0.5	0.5	0.9	0.9	0	0	1.5	1.9	2	2
Tax impact of non-GAAP adjustments	(10.0)	(4.8)	(8.0)	(12.0)	(6.1)	(9.2)	(14.8)	(15.3)	(9)	(9)	(35.2)	(34.8)	(31)	(29)
Excess tax benefits from stock-based compensation	(2.4)	(0.5)	(0.2)	0.2	(1.3)	(2.0)	(2.9)	(3.3)	(0)	(0)	(2.4)	(2.9)	(4)	(4)
Tax related adjustments	-	-	-	(8.2)	-	-	-	-	-	-	-	(8.2)	-	-
Non-GAAP net income (prior definition)	$47.5	$33.7	$33.7	$56.9	$35.8	$40.6	$81.2	$76.3	$38	$41	$253.2	$171.6	$183	$193
Litigation related expenses and settlements	11.6	9.8	8.9	13.1	8.1	7.9	21.4	16.0	8	8	20.3	43.4	32	32
Tax impact of non-GAAP adjustments	(2.7)	(2.3)	(2.1)	(3.1)	(1.9)	(1.9)	(5.1)	(3.8)	(2)	(2)	(4.8)	(10.3)	(8)	(8)
Non-GAAP net income (updated definition)	$56.3	$41.2	$40.5	$66.9	$41.9	$46.6	$97.5	$88.5	$44	$47	$268.7	$204.8	$207	$218
GAAP net income per share	$0.39	$0.29	$0.20	$0.63	$0.35	$0.29	$0.68	$0.64	$0.22	$0.27	$2.60	$1.51	$1.74	$1.89
Acquired tangible asset amortization	0.04	0.02	0.02	0.02	0.02	0.01	0.06	0.03	0.02	0.02	1.08	0.09	0.06	0.06
Acquired intangible asset amortization	0.18	0.18	0.18	0.17	0.17	0.17	0.36	0.34	0.17	0.17	0.46	0.70	0.68	0.68
Acquisitions, integrations, divestitures, and related costs	0.07	0.07	0.20	0.09	0.11	0.11	0.14	0.22	0.07	0.07	0.70	0.44	0.37	0.37
Business transition and related costs	0.00	0.00	0.08	0.18	0.16	0.21	0.00	0.37	0.12	0.12	0.00	0.26	0.60	0.60
Litigation related expenses and settlements	0.35	0.25	0.11	0.18	(0.04)	0.17	0.60	0.13	0.26	0.26	0.52	0.89	0.53	0.53
Other adjustments	0.05	0.02	0.01	(0.00)	0.06	0.00	0.06	0.06	0.00	0.00	(0.02)	0.07	0.06	0.06
Realized and unrealized gains or losses	0.01	(0.12)	(0.02)	0.15	(0.04)	(0.03)	(0.11)	(0.06)	0.00	0.00	(0.10)	0.02	(0.06)	(0.06)
Financing related adjustments	0.01	0.01	0.01	0.01	0.01	0.01	0.02	0.02	0.01	0.01	0.03	0.03	0.03	0.03
Tax impact of non-GAAP adjustments	(0.18)	(0.09)	(0.15)	(0.22)	(0.11)	(0.17)	(0.27)	(0.28)	(0.17)	(0.17)	(0.64)	(0.64)	(0.57)	(0.53)
Excess tax benefits from stock-based compensation	(0.04)	(0.01)	(0.00)	0.00	(0.02)	(0.04)	(0.05)	(0.06)	(0.01)	(0.01)	(0.04)	(0.05)	(0.08)	(0.08)
Tax related adjustments	0.00	0.00	0.00	(0.15)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.15)	0.00	0.00
Non-GAAP net income per share (prior definition)	$0.87	$0.62	$0.63	$1.06	$0.66	$0.75	$1.49	$1.42	$0.70	$0.75	$4.59	$3.17	$3.36	$3.55
Litigation related expenses and settlements	0.21	0.18	0.17	0.24	0.15	0.15	0.39	0.29	0.15	0.15	0.37	0.80	0.59	0.59
Tax impact of non-GAAP adjustments	(0.05)	(0.04)	(0.04)	(0.06)	(0.04)	(0.04)	(0.09)	(0.07)	(0.03)	(0.03)	(0.09)	(0.19)	(0.14)	(0.14)
Non-GAAP net income per share (updated definition)	$1.03	$0.76	$0.75	$1.25	$0.77	$0.86	$1.79	$1.63	$0.81	$0.86	$4.87	$3.79	$3.80	$4.00
Weighted average shares outstanding - Diluted	54.4	54.4	53.9	53.7	54.2	54.3	54.3	54.3	54.6	54.6	55.2	54.1	54.5	54.5

Notes:

(1) Totals may not foot due to rounding. Annual reported amounts may vary from amounts previously reported due to rounding conventions.

(2) Guidance provided August 6, 2024.

(3) Effective fiscal year 2024, we are updating our non-GAAP financial measures to exclude the impact of all expenses related to our litigation with Apple. Masimo had previously only excluded the expenses related to the U.S. International Trade Commission litigation against Apple. Masimo believes all Apple litigation expenses are unique in nature and not indicative of the Company's on-going operating performance and is therefore excluding them from its non-GAAP financial measures.

Revenue

MASIMO

(Unaudited; in millions, except percentages) [1,3]

	Quarterly Performance						Year to Date		Q3 2024 Guidance [2]		Full Year		FY 2024 Guidance [2]	
	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	YTD 2023	YTD 2024	Low	High	FY 2022	FY 2023	Low	High
Revenue														
Healthcare	346.7	281.1	307.8	339.9	339.6	343.9	627.8	683.5	335	345	1,340.3	1,275.5	1,385	1,405
Non-Healthcare	218.3	174.2	171.1	209.0	153.2	152.4	392.6	305.6	160	170	695.5	772.6	700	730
GAAP revenue	**$565.0**	**$455.3**	**$478.9**	**$548.9**	**$492.8**	**$496.3**	**$1,020.3**	**$989.1**	**$495**	**$515**	**$2,035.8**	**$2,048.1**	**$2,085**	**$2,135**
Healthcare	5.6	2.0	(0.7)	(1.1)	1.5	1.8	7.6	3.4	1	1	30.0	5.8	3	3
Non-Healthcare	N/A	N/A	(1.5)	(3.6)	1.0	3.0	N/A	4.0	1	1	N/A	N/A	2	2
Constant currency adjustments	**$5.6**	**$2.0**	**($2.2)**	**($4.7)**	**$2.5**	**$4.8**	**$7.6**	**$7.4**	**$2**	**$2**	**$30.0**	**$5.8**	**$6**	**$6**
Healthcare	352.3	283.1	307.1	338.8	341.1	345.7	635.4	686.8	336	346	1,370.4	1,281.3	1,388	1,408
Non-Healthcare	218.3	174.2	169.6	205.4	154.2	155.4	392.6	309.6	161	171	695.5	772.6	702	732
Non-GAAP revenue (constant currency)	**$570.6**	**$457.3**	**$476.7**	**$544.2**	**$495.3**	**$501.1**	**$1,027.9**	**$996.5**	**$497**	**$517**	**$2,065.9**	**$2,053.9**	**$2,091**	**$2,141**
Healthcare	14.0%	-21.3%	-5.9%	-3.4%	-2.1%	22.4%	-5.1%	8.9%	9%	12%	8.2%	-4.8%	9%	10%
Non-Healthcare	N/A	N/A	-23.0%	-21.2%	-29.8%	-12.5%	88.5%	-22.1%	-6%	-1%	N/A	N/A	-9%	-6%
GAAP revenue growth	**85.7%**	**-19.5%**	**-12.8%**	**-11.0%**	**-12.8%**	**9.0%**	**17.3%**	**-3.1%**	**3%**	**8%**	**64.3%**	**0.6%**	**2%**	**4%**
Healthcare	15.8%	-20.7%	-6.1%	-3.7%	-1.6%	23.0%	-3.9%	9.4%	9%	12%	10.6%	-4.4%	9%	10%
Non-Healthcare	N/A	N/A	-23.6%	-22.5%	-29.4%	-10.8%	88.5%	-21.1%	-6%	0%	N/A	N/A	-9%	-5%
Non-GAAP revenue growth (constant currency)	**87.6%**	**-19.1%**	**-13.2%**	**-11.8%**	**-12.3%**	**10.1%**	**18.2%**	**-2.3%**	**4%**	**8%**	**66.7%**	**0.9%**	**2%**	**5%**
Pro Forma Revenue [4]														
Healthcare	346.7	281.1	307.8	339.9	339.6	343.9	627.8	683.5	335	345	1,340.3	1,275.5	1,385	1,405
Non-Healthcare	218.3	174.2	171.1	209.0	153.2	152.4	392.6	305.6	160	170	953.0	772.6	700	730
GAAP revenue	**$565.0**	**$455.3**	**$478.9**	**$548.9**	**$492.8**	**$496.3**	**$1,020.3**	**$989.1**	**$495**	**$515**	**$2,293.4**	**$2,048.1**	**$2,085**	**$2,135**
Healthcare	5.6	2.0	(0.7)	(1.1)	1.5	1.8	7.6	3.4	1	1	30.0	5.8	3	3
Non-Healthcare	9.5	3.5	(1.5)	(3.6)	1.0	3.0	13.0	4.0	1	1	58.3	8.0	2	2
Constant currency adjustments	**$15.1**	**$5.5**	**($2.2)**	**($4.7)**	**$2.5**	**$4.8**	**$20.6**	**$7.4**	**$2**	**$2**	**$88.3**	**$13.8**	**$6**	**$6**
Healthcare	352.3	283.1	307.1	338.8	341.1	345.7	635.4	686.8	336	346	1,370.4	1,281.3	1,388	1,408
Non-Healthcare	227.8	177.7	169.6	205.4	154.2	155.4	405.6	309.6	161	171	1,011.3	780.6	702	732
Non-GAAP revenue (constant currency)	**$580.1**	**$460.8**	**$476.7**	**$544.2**	**$495.3**	**$501.1**	**$1,040.9**	**$996.5**	**$497**	**$517**	**$2,381.7**	**$2,061.9**	**$2,091**	**$2,141**
Healthcare	14.0%	-21.3%	-5.9%	-3.4%	-2.1%	22.4%	-5.1%	8.9%	9%	12%	8.2%	-4.8%	9%	10%
Non-Healthcare	-12.9%	-19.0%	-23.0%	-21.2%	-29.8%	-12.5%	-15.7%	-22.1%	-6%	-1%	4.9%	-18.9%	-9%	-6%
GAAP revenue growth	**1.8%**	**-20.4%**	**-12.8%**	**-11.0%**	**-12.8%**	**9.0%**	**-9.5%**	**-3.1%**	**3%**	**8%**	**6.8%**	**-10.7%**	**2%**	**4%**
Healthcare	15.8%	-20.7%	-6.1%	-3.7%	-1.6%	23.0%	-3.9%	9.4%	9%	12%	10.6%	-4.4%	9%	10%
Non-Healthcare	-9.1%	-17.4%	-23.6%	-22.5%	-29.4%	-10.8%	-12.9%	-21.1%	-6%	0%	11.3%	-18.1%	-9%	-5%
Non-GAAP revenue growth (constant currency)	**4.6%**	**-19.5%**	**-13.2%**	**-11.8%**	**-12.3%**	**10.1%**	**-7.6%**	**-2.3%**	**4%**	**8%**	**10.9%**	**-10.1%**	**2%**	**5%**

Notes:

(1) Totals may not foot due to rounding. Annual reported amounts may vary from amounts previously reported due to rounding conventions.
(2) Guidance provided August 6, 2024.
(3) Constant currency adjustments are intended to reflect revenue at prior year foreign exchange rates for comparison purposes.
(4) Represents pro forma financial information, which is being provided for year-over-year comparison purposes only. Pro forma financial information includes historical results for the acquired Sound United business prior to the transaction date on April 11, 2022.

Segment Reporting

(Unaudited; in millions) (1)

	Quarter to Date						Year to Date		Q3 2024 Guidance (2)		Full Year		FY 2024 Guidance (2)	
	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	YTD 2023	YTD 2024	Low	High	FY 2022	FY 2023	Low	High
Revenue														
Healthcare	346.7	281.1	307.8	339.9	339.6	343.9	627.8	683.5	335	345	1,340.3	1,275.5	1,385	1,405
Non-Healthcare	218.3	174.2	171.1	209.0	153.2	152.4	392.5	305.6	160	170	695.5	772.6	700	730
GAAP revenue	**$565.0**	**$455.3**	**$478.9**	**$548.9**	**$492.8**	**$496.3**	**$1,020.3**	**$989.1**	**$495**	**$515**	**$2,035.8**	**$2,048.1**	**$2,085**	**$2,135**
Gross profit														
Healthcare	214.8	169.0	185.6	207.7	211.4	214.9	383.8	426.3	209	215	870.2	777.1	866	878
Non-Healthcare	77.8	58.5	55.8	65.8	44.5	54.0	136.3	98.5	56	60	252.5	258.0	237	247
Other	(7.7)	(6.4)	(6.6)	(10.8)	(14.2)	(14.0)	(14.1)	(28.3)	(9)	(9)	(63.9)	(31.6)	(45)	(45)
GAAP gross profit	**$284.8**	**$221.2**	**$234.8**	**$262.7**	**$241.7**	**$254.8**	**$506.0**	**$496.5**	**$256**	**$266**	**$1,058.8**	**$1,003.5**	**$1,057**	**$1,080**
Acquired tangible asset amortization	-	-	-	-	-	-	-	-	-	-	52.6	-	-	-
Acquired intangible asset amortization	5.2	5.4	6.2	4.9	4.9	4.8	10.6	9.7	5	5	11.2	21.7	20	20
Acquisitions, integrations, divestitures, and related costs	-	-	-	-	0.0	0.1	-	0.1	-	-	0.1	-	0	0
Business transition and related costs	-	-	-	6.0	6.2	9.2	-	15.3	4	4	-	6.0	23	23
Other adjustments	2.5	0.9	0.5	(0.0)	3.1	0.0	3.5	3.1	-	-	-	3.9	3	3
GAAP adjustments	**$7.7**	**$6.4**	**$6.6**	**$10.8**	**$14.2**	**$14.0**	**$14.1**	**$28.3**	**$9**	**$9**	**$63.9**	**$31.6**	**$45**	**$45**
Healthcare	214.8	169.0	185.6	207.7	211.4	214.9	383.8	426.3	209	215	870.2	777.1	866	878
Non-Healthcare	77.8	58.5	55.8	65.8	44.5	54.0	136.3	98.5	56	60	252.5	258.0	237	247
Other	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Non-GAAP gross profit	**$292.6**	**$227.6**	**$241.4**	**$273.6**	**$255.9**	**$268.9**	**$520.1**	**$524.8**	**$265**	**$275**	**$1,122.7**	**$1,035.1**	**$1,102**	**$1,125**
Gross margin														
Healthcare	61.9%	60.1%	60.3%	61.1%	62.3%	62.5%	61.1%	62.4%	62%	62%	64.9%	60.9%	63%	63%
Non-Healthcare	35.6%	33.6%	32.6%	31.5%	29.0%	35.4%	34.7%	32.2%	35%	35%	36.3%	33.4%	34%	34%
Other	-1.4%	-1.4%	-1.4%	-2.0%	-2.9%	-2.8%	-1.4%	-2.9%	-2%	-2%	-3.1%	-1.5%	-2%	-2%
GAAP gross margin	**50.4%**	**48.6%**	**49.0%**	**47.9%**	**49.1%**	**51.3%**	**49.6%**	**50.2%**	**52%**	**52%**	**52.0%**	**49.0%**	**51%**	**51%**
Healthcare	61.9%	60.1%	60.3%	61.1%	62.3%	62.5%	61.1%	62.4%	62%	62%	64.9%	60.9%	63%	63%
Non-Healthcare	35.6%	33.6%	32.6%	31.5%	29.0%	35.4%	34.7%	32.2%	35%	35%	36.3%	33.4%	34%	34%
Non-GAAP gross margin	**51.8%**	**50.0%**	**50.4%**	**49.8%**	**51.9%**	**54.2%**	**51.0%**	**53.1%**	**54%**	**53%**	**55.1%**	**50.5%**	**53%**	**53%**

Notes:

(1) Totals may not foot due to rounding. Annual reported amounts may vary from amounts previously reported due to rounding conventions.

(2) Guidance provided August 6, 2024.